Exhibit 10.9

TRANSACTION CONFIRMATION DATED NOVEMBER 6, 2007
BETWEEN ATLAS AMERICA, LLC AND UGI ENERGY SERVICES, INC.
D/B/A GASMARK

NOV-06-2007 17:24 GASMARK SUPPLY DEPT 610 374 1492 P.002

EXHIBIT A

TRANSACTION CONFIRMATION FOR IMMEDIATE DELIVERY

Atlas America, Inc.

Date: November 6, 2007

Transaction Confirmation #: ____________

This Transaction Confirmation is subject to the Base Contract between Seller and Buyer dated November 13, 2002. The terms of this Transaction Confirmation are binding unless disputed in writing within 2 Business Days of receipt unless otherwise specified in the Base Contract.

SELLER:	BUYER:
Atlas America, ~~Inc.~~ LLC	UGI Energy Services, Inc. d/b/a GASMARK
1550 Coraopolis Heights Rd. 2nd fl	1 Meridian Blvd., Suite 2C01
Moon Township, PA 15108	Wyomissing, PA 19610
Attn: Michael Brecko	Attn: Robert Meder
Phone: 412-865-3126	Phone: 610-373-7999
Fax: 412-262-3927	Fax: 610-374-4288
Base Contract No.	Base Contract No.
Transporter:	Transporter:
Transporter Contract Number:	Transporter Contract Number:

Contract Price: $____/MMBtu or NYMEX LDS plus $.35 per Dth

Delivery Period: Begin: April 1, 2009 End: March 31, 2011

Performance Obligation and Contract Quantity: (Select One)

Firm (Fixed Quantity):	Firm (Variable Quantity):	Interruptible:
3000 MMBtus/day 4/1/2009-3/31/2010	____ MMBtus/day	Up to ____ MMBtus/day
2000 MMBtus/day 4/1/2010-3/31/2011	____ MMBtus/day Maximum	
	subject to Section 4.2, at election of ☐ Buyer or ☐ Seller	

Delivery Point(s): Texas Eastern Market Area M2

(If a pooling point is used, list a specific geographic and pipeline location):

Special Conditions: All gas produced under this agreement shall be produced from wells located within the Commonwealth of Pennsylvania.

MWB

Seller: Atlas America, ~~Inc.~~ LLC	Buyer: UGI Energy Services, Inc. d/b/a GASMARK
By: [signature]	By: [signature]
Title: EVP	Title: VP Supply
Date: 11/8/07	Date: 11/6/07

Copyright © 2002 North American Energy Standards Board, Inc.
All Rights Reserved

Page 1 of 10

NAESB Standard 6.3.1
April 19, 2002

TOTAL P.002
11/06/07 TUE 16:21 [TX/RX NO 5288]